Exhibit 10.15

DEED OF NOVATION

Partners for Growth V, LP

Openmarkets Group Limited

Openmarkets (Holdings) Pty Ltd

The additional parties set out in the schedule

+61 7 3309 7000
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Liability limited by a scheme approved under Professional Standards Legislation.

THIS AGREEMENT is made on 30 August 2022

PARTIES

Name	Partners for Growth V, LP

Short form name	Continuing Party

Notice details	1751 Tiburon BLVD. Tiburon, California 94920, United States

Name	Openmarkets Group Limited

Company number	159 661 453

Short form name	Outgoing Party

Notice details	Level 40, 225 George Street, Sydney NSW 2000

Name	Openmarkets (Holdings) Pty Ltd

ACN	162 523 211

Short form name	New Party

Notice details	Level 40, 225 George Street, Sydney NSW 2000

Other parties	As specified in the schedule

BACKGROUND

A	The Outgoing Party, the New Party, the Continuing Party, OMRA and the BMYG Creditor Parties are parties to the Novation Documents.

B	The New Party is a guarantor under the Facility Agreement.

C	Immediately following the Completion Date:

(a)	a principal amount of $1,555,556 will be outstanding under the Facility Agreement.

(b)	a principal amount of $138,441 will be outstanding under Inside Debt.

(c)	a principal amount of $12,730,000 will be outstanding under the OMRA Debt.

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(d)	a principal amount (including capitalised interest) of $17,867,073 will be outstanding under the BMYG Debt.

(e)	a principal amount of $11,932,300 will be outstanding under the Unsecured Note Debt.

(f)	an amount of $1,125,000 plus GST will be owing to Shaw and Partners Limited.

(g)	an amount of $597,500 will be provisioned for payment to certain manager of the Outgoing Party for assisting in managing all elements of a transaction to Completion.

D	The parties to this deed have agreed that, as and from the Completion Date, the rights and obligations of the Outgoing Party under the Novation Documents will be novated to the New Party, on the terms and conditions of this deed.

AGREED TERMS

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this document, terms defined in the Facility Agreement have the same meaning and unless the context requires otherwise, the following words and phrases have the following:

Amendment Fee (Initial)	means an amendment fee payable by the New Party to the Continuing Party in an amount of A$25,000 (plus GST, if any).

Amendment Fee (Deferred)	means an amendment fee payable by the New Party to the Continuing Party in an amount of A$75,000 (plus GST, if any).

BMYG Subordinated Creditors	means each of: a) BMYG Asset Management Pty Ltd ACN 133 561 887; and b) Enhanced Investments Pty Ltd ACN 639 583 930.

Completion

means the transfer to OMG Crypto Pty Ltd ACN 660 155 000 of all shares owned by the Outgoing Party in:

a) New Party;

b) OMRA; and

c) Cannon Trading Pty Ltd ACN 619 836 314,

pursuant to the terms of the Share Sale Agreement.

Completion Date	means the date on which Completion occurs.

CP Satisfaction Date	means the date on which the Continuing Party confirms satisfaction or waiver of the conditions precedent under clause 2.1

Facility Agreement	means the facility agreement between the Outgoing Party and the Continuing Party dated on or around 17 April 2019, as amended six different times, the last being on or around 10 May 2022 attached as Annexure A.

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General Security Deed	means the general security deed between the Outgoing Party and the Continuing Party dated on or around on or around 17 April 2019 to secure amounts advanced under the Facility Agreement attached as Annexure B.

OMRA	means OMRA Fund Pty Ltd ACN 643 757 751 in its capacity as trustee of the OpenMarkets Regulatory Arbitrage Fund.

Novation Documents	means each of: a) the Facility Agreement; b) the General Security Deed; c) the Corporate Guarantee; d) the OMRA Priority Deed; and e) the BMYG Subordination Deed.
Security Registrations

means PPSR registration numbers for all present and after-acquired property granted by the Outgoing Party to the Continuing Party:

a) 201904160035377;

b) 201904160036733;

c) 201904160037579;

d) 201904160038072;

e) 201904160038541; and

f) 201904160038713.

Share Sale Agreement	means the Share Sale Agreement between OMG Crypto Pty Ltd ACN 660 155 000 (as purchaser) and the Outgoing Party (as seller) dated 25 August 2022.

Warrants	means the warrants issued by the Outgoing Party to the Continuing Party on or around 27 December 2019, 21 January 2021 and 6 January 2022.

Warrant Payment	means $75,813.

1.2	Interpretation

In this deed unless the contrary is expressly provided:

(a)	headings are for ease of reference only and do not affect the meaning of this deed;

(b)	the singular includes the plural and vice versa;

(c)	other grammatical forms of defined words or expressions have corresponding meanings;

(d)	a reference to a clause, paragraph, schedule or annexure is a reference to a clause or paragraph of or schedule or annexure to this deed and a reference to this deed includes any schedules and annexures;

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(e)	a reference to a document or agreement, including this deed, includes a reference to that document or agreement as novated, altered or replaced from time to time;

(f)	a reference to “dollar” or “$” is a reference to AUD currency;

(g)	a reference to a specific time for the performance of an obligation is a reference to that time in the place where that obligation is to be performed;

(h)	a reference to a party includes its executors, administrators, successors and permitted assigns; and

(i)	words and expressions importing natural persons include partnerships, bodies corporate, associations, governments and governmental and local authorities and agencies.

2	Condition precedent

2.1	The terms of this deed are conditional and only take effect upon each of the following conditions precedent being satisfied or waived (in the Continuing Party’s discretion):

(a)	payment of the Final Payment to the Continuing Party;

(b)	payment of the Amendment Fee (Initial) to the Continuing Party; and

(c)	the Completion Date occurring.

2.2	The Outgoing Party must keep the Continuing Party and New Party notified in relation to the status of the conditions precedent in clause 2.1.

3	novation

3.1	Novation

With effect on and from the CP Satisfaction Date:

(a)	the Outgoing Party novates to the New Party, and the New Party accepts and assumes, all the rights and obligations of the Outgoing Party under the Novation Documents;

(b)	the New Party replaces the Outgoing Party as a party under the Novation Documents as if the New Party had originally been a party to the Novation Documents instead of the Outgoing Party;

(c)	each of the Continuing Party, OMRA and the BMYG Creditor Parties agree and accept the New Party as a party to the Novation Documents in the place of the Outgoing Party, and assume obligations to, and grant rights to, the New Party which are identical to the obligations owed and the rights granted to the Outgoing Party under the Novation Documents; and

(d)	subject to the terms and conditions of this deed, the Novation Documents take effect as an agreement on the same terms as agreed by the Outgoing Party and each other counterparty, except that all the references to the Outgoing Party in the Novation Documents will be read and construed as if they were reference to the New Party.

3.2	Assumption of Rights and Obligations

With effect on and from the CP Satisfaction Date:

(a)	the Outgoing Party absolutely and unconditionally assigns all of its right, title and interest under or in connection with the Novation Documents to the New Party;

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(b)	the New Party must comply with the Novation Documents and obtains the rights and powers and assumes all of the obligations and liabilities of the Outgoing Party under the Novation Documents; and

(c)	each of the Continuing Party, OMRA and the BMYG Creditor Parties must comply with the Novation Documents on the basis that the New Party has replaced the Outgoing Party under it in accordance with this deed.

3.3	Assumption of Rights and Obligations

All parties to this document consent to the novation under this clause 3.

3.4	Representation in relation to ongoing Finance Debt

(a)	The New Party represents and warrants in favour of the Continuing Party, OMRA and the BMYG Creditor Parties that the New Party will have no Indebtedness immediately following the Completion Date other than:

(i)	Inside Debt, being $138,441;

(ii)	OMRA Debt, being $12,730,000;

(iii)	BMYG Debt, being $17,867,073; and

(iv)	Unsecured Note Debt, being $11,932,300,

(which will constitute “Permitted Indebtedness” for the purposes of the Facility Agreement).

(b)	The Continuing Party, OMRA and the BMYG Creditor Parties hereby consent to the following:

(i)	the repayment of:

(A)	the Inside Debt, within five (5) Business Days from Completion; and

(B)	Unsecured Note Debt, 52% within five (5) Business Days from Completion and 48% (i.e. the balance of the Unsecured Note Debt) within five Business Days from 30 November 2022;

(ii)	the payment of:

(A)	$1,125,000 plus GST to Shaw and Partners Limited; and

(B)	no more than $597,500 to certain manager of the Outgoing Party for assisting in managing all elements of a transaction to Completion; and

(iii)	the transfers of shares contemplated at Completion pursuant to the Share Sale Agreement.

(c)	The Continuing Party confirms in favour of the New Party and the Outgoing Party that:

(i)	no Default will arise solely as a consequence of the completion of the transactions contemplated in clauses 3.4(a) and (b); and

(ii)	it has not received notice (and is not otherwise actually aware) of any Default which is subsisting.

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4	Release from the Novation Documents and DISCHARGE OF LENDER WARRANTS

4.1	With effect on and from the CP Satisfaction Date, the Continuing Party, OMRA, the BMYG Creditor Parties (on the one hand) and the Outgoing Party (on the other hand) irrevocably mutually release each other from all future liabilities and obligations under the Novation Documents. Nothing in this clause 4.1 will affect the continuing liabilities and obligations of the Continuing Party, OMRA and/or the BMYG Creditor Parties to each other under the Novation Documents.

4.2	With effect on and from the CP Satisfaction Date, the Warrants are terminated and no exercise of the Warrants can or will be made by the Lender.

5	Further assurance

Within 10 Business Days from Completion, the Continuing Party must, or allow the Outgoing Party to do everything necessary to enable it to release, amend, or otherwise change the Security Registrations made in connection with the General Security Deed recording the discharge of those registrations in connection with the Outgoing Party and the creation of equivalent registrations in connection with the New Party.

6	Amendment fee

In consideration of the Continuing Party agreeing to enter into this deed, the New Party must pay an amendment and novation fee to the Continuing Party in two tranches:

(a)	the Amendment Fee (Initial) on or before the CP Satisfaction Date; and

(b)	the Amendment Fee (Deferred) on the earlier of:

(i)	the date the Secured Moneys become due and payable; and

(ii)	the scheduled date for repayment of the Secured Moneys.

For the avoidance of doubt, the Amendment Fee (Deferred) will constitute Secured Moneys.

7	general

7.1	Entire Agreement

This deed constitutes the entire agreement between the parties in relation to its subject matter. All prior discussions, undertakings, agreements, representations, warranties and indemnities in relation to that subject matter are replaced by this deed and have not further effect.

7.2	Amendment

This deed may not be amended or varied unless the amendment or variation is in writing and signed by all parties to this deed.

7.3	Assignment

No party may assign, transfer or otherwise deal with this deed or any right or obligation under this deed without the prior written consent of the other parties.

7.4	Severability

Part or all of the provisions of this deed that is illegal or unenforceable will be severed from this deed and will not affect the continued operation of the remaining provisions of this deed.

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7.5	Waiver

Waiver of any power or right under this deed:

(a)	must be in writing signed by the party entitled to the benefit of that power or right; and

(b)	is effective only to the extent as set out in that written waiver.

7.6	Further assurances

Each party must do or cause to be done all things necessary or reasonably desirable to give full effect to this deed and the transactions contemplated by it (including, but not limited to, the execution of documents).

7.7	Costs

Each party must bear its own legal, accounting and other costs for the preparation and execution of this deed.

7.8	Counterparts

This deed may be executed in any number of counterparts and all counterparts taken together will constitute one document.

7.9	Governing Law and Jurisdiction

(a)	This deed will be governed by and construed in accordance with the laws in force in the State of New South Wales, and each party submits to the non-exclusive jurisdiction of the courts of the State of New South Wales.

(b)	Each party irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

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Schedule

OPENMARKETS AUSTRALIA LIMITED (ACN 090 472 012)

TRADEFLOOR IPCO PTY LTD (ACN 603 351 015)

TRADEFLOOR PTY LTD (ACN 603 351 024)

TRADEFLOOR HOLDINGS PTY LTD (ACN 603 342 329)

OMRA FUND PTY LTD (ACN 643 757 751) IN ITS CAPACITY AS TRUSTEE OF THE OPENMARKETS REGULATORY ARBITRAGE FUND

ENHANCED INVESTMENTS PTY LTD (ACN 639 583 930)

BMYG ASSET MANAGEMENT PTY LTD (ACN 133 561 887)

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ANNEXURE A

Facility Agreement

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ANNEXURE B

General Security Deed

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SIGNING PAGE

Executed by Openmarkets Group Limited ACN 159 661 453 in accordance with section 127(1) of the Corporations Act 2001 (Cth):	) ) ) ) )

/s/ Naseema Sparks		/s/ Ruihao Wei
Signature of director		Signature of company secretary

Naseema Sparks		Ruihao Wei
Name of director		Name of company secretary

Executed by Openmarkets (Holdings) Pty Ltd ACN 162 523 211 in accordance with section 127(1) of the Corporations Act 2001 (Cth):	) ) ) ) )

/s/ Arthur Deane Sweeney		/s/ Francis Ian Malcolm
Signature of director		Signature of company secretary Francis Ian Malcolm

Arthur Deane Sweeney
Name of director		Name of company secretary

Executed by Openmarkets Australia Limited ACN 090 472 012 in accordance with section 127(1) of the Corporations Act 2001 (Cth):	) ) ) ) )

/s/ Arthur Deane Sweeney		/s/ Francis Ian Malcolm
Signature of director		Signature of company secretary

Arthur Deane Sweeney		Francis Ian Malcolm
Name of director		Name of company secretary

Executed by TradeFloor IPCO Pty Ltd ACN 603 351 015 in accordance with section 127(1) of the Corporations Act 2001 (Cth):	) ) ) ) )

/s/ Arthur Deane Sweeney
Signature of director (Sole)		Signature of company secretary

Arthur Deane Sweeney
Name of Sole director		Name of company secretary

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Executed by TradeFloor Pty Ltd ACN 603 351 024 in accordance with section 127(1) of the Corporations Act 2001 (Cth):	) ) ) ) )

/s/ Arthur Deane Sweeney
Signature of Sole director		Signature of company secretary

Arthur Deane Sweeney
Name of Sole director		Name of company secretary

Executed by TradeFloor Holdings Pty Ltd ACN 603 342 329 in accordance with section 127(1) of the Corporations Act 2001 (Cth):	) ) ) ) )

/s/ Ruihao Wei
Signature of Sole director		Signature of company secretary

Ruihao Wei
Name of Sole director		Name of company secretary

Executed by Enhanced Investments Pty Ltd ACN 639 583 930 in accordance with section 127(1) of the Corporations Act 2001 (Cth):	) ) ) ) )

/s/ Ruihao Wei		/s/ Songyu Gao
Signature of director		Signature of company secretary

Ruihao Wei		Songyu Gao
Name of director		Name of company secretary

Executed by BMYG Asset Management Pty Ltd. ACN 133 561 887 in accordance with section 127(1) of the Corporations Act 2001 (Cth):	) ) ) ) )

/s/ Ruihao Wei		/s/ Songyu Gao
Signature of director		Signature of company secretary

Ruihao Wei		Songyu Gao
Name of director		Name of company secretary

Executed by OMRA Fund Pty Ltd ACN 643 757 751 in its capacity as trustee of the OpenMarkets Regulatory Arbitrage Fund in accordance with section 127(1) of the Corporations Act 2001 (Cth):	) ) ) ) )

/s/ Arthur Deane Sweeney
Signature of Sole director		Signature of company secretary

Arthur Deane Sweeney
Name of Sole director		Name of company secretary

PARTNERS FOR GROWTH V, L.P.

By	/s/ Armineh Baghoomian

Name:	Armineh Baghoomian

Title:	Manager, Partners for Growth V, LLC
Its General Partner

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